UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DevvStream Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DEVVSTREAM, CORP.
2108 N St., Suite 4254
Sacramento, California 95816
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On September 26, 2025
Dear Shareholder:
You are cordially invited to attend the special meeting (the “Special Meeting”) of holders (“Shareholders”) of common shares (“Common Shares”) of DevvStream Corp., a company existing under the Laws of the Province of Alberta, Canada (the “Company”). The Special Meeting will be held on Friday, September 26, 2025 at 10:00 a.m. Pacific Time and will be a virtual Shareholder meeting. You can listen to the meeting, submit questions and vote online. You must register for the Special Meeting via www.virtualshareholdermeeting.com/DEVS2025SM2 no later than 11:59 p.m. Eastern Time on Thursday, September 25, 2025. The meeting will be held for the following purposes:
1.
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares upon the conversion of Convertible Promissory Notes issuable pursuant to the Securities Purchase Agreement entered into between the Company and Helena Global Investment Opportunities 1 Ltd. (“Helena”), dated July 18, 2025 (the “First Issuance Proposal”);

2.
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares pursuant to the Purchase Agreement between the Company and Helena dated October 29, 2024, as amended on August 4, 2025 (the “Second Issuance Proposal”);

3.
To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Issuance Proposal and the Second Issuance Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the First Issuance Proposal and the Second Issuance Proposal (the “Adjournment Proposal”); and

4.	To conduct any other business properly brought before the Special Meeting.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Special Meeting is August 11, 2025. Only Shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials
for the Virtual Special Meeting of Shareholders
to Be Held on Friday September 26, 2025 at 10:00 a.m. Pacific Time.
Register for the virtual Special Meeting
Vía www.virtualshareholdermeeting.com/DEVS2025SM2
The proxy statement to Shareholders are available at:
Vía www.proxyvote.com
By Order of the Board of Directors,
Sunny Trinh, Chief Executive Officer
Sacramento, California
August 22, 2025

You are cordially invited to attend the virtual Special Meeting. You will not be able to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Special Meeting. Please note, however, that if your Common Shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Page
PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	1
PROPOSAL 1 TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF COMMON SHARES UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUABLE PURSUANT TO THE SECURITIES PURCHASE AGREEMENT ENTERED INTO BETWEEN THE COMPANY AND HELENA GLOBAL INVESTMENT OPPORTUNITIES 1 LTD. (“HELENA”), DATED JULY 18, 2025 (THE “FIRST ISSUANCE PROPOSAL”)	7
PROPOSAL 2 TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF COMMON SHARES PURSUANT TO THE PURCHASE AGREEMENT BETWEEN THE COMPANY AND HELENA DATED OCTOBER 29, 2024, AS AMENDED ON AUGUST 4, 2025 (THE “SECOND ISSUANCE PROPOSAL”)	10
PROPOSAL 3 TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE FIRST ISSUANCE PROPOSAL AND SECOND ISSUANCE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE FIRST ISSUANCE PROPOSAL AND THE SECOND ISSUANCE PROPOSAL (THE “ADJOURNMENT PROPOSAL”)	13
RISK FACTORS	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	19
HOUSEHOLDING OF PROXY MATERIALS	21

i

DEVVSTREAM CORP.
2108 N St., Suite 4254
Sacramento, California 95816
PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
September 26, 2025
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Devvstream Corp. (the “Company” or “DEVS”) is soliciting your proxy to vote at the Special Meeting of Shareholders, including at any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about August 22, 2025 to all Shareholders of record entitled to vote at the Special Meeting.
How do I attend the Special Meeting?
The Special Meeting will be a virtual Shareholder meeting through which you can listen to the meeting, submit questions and vote online. In order to attend the Special Meeting, you must first register at www.virtualshareholdermeeting.com/DEVS2025SM2 by 11:59 p.m. Eastern Time on Thursday, September 25, 2025. Please follow the instructions on the registration page. You will then receive a meeting invitation by email with your unique link to join the Special Meeting along with a password prior to the meeting date. We recommend that you log on a few minutes before the Special Meeting to ensure that you are logged in when the meeting begins. Information on how to vote online during the Special Meeting is discussed below.
We have decided to hold a virtual Shareholder meeting to enable our Shareholders to participate from any location around the world that is convenient to them. Shareholders that attend the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will not be able to attend the Special Meeting in person.
Both Shareholders of record and street name Shareholders will be able to attend the Special Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Special Meeting.
Who can vote at the Special Meeting?
Only Shareholders of record at the close of business on August 11, 2025 will be entitled to vote at the Special Meeting. On this record date, there were 3,541,668 Common Shares outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name
If on August 11, 2025, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a Shareholder of record. As a Shareholder of record, you may vote online during the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or internet as instructed below to ensure your vote is counted. If you are a Shareholder of record, your virtual control number will be on your proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on August 11, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the Shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. However, since you are not the Shareholder of record, you may not vote your shares online during the Special Meeting unless you request and obtain a legal proxy from your broker, bank or other agent. During the registration process, you will be asked to upload or email the legal proxy provided to you by your broker, bank or other agent. You are also invited to attend the Special Meeting so long as you demonstrate proof of stock ownership. Instructions on how to demonstrate proof of stock ownership are posted at www.proxyvote.com . On the day of the Special Meeting, if you are a beneficial holder, you may vote during the meeting only if, during registration and in advance of the meeting, you emailed or uploaded a copy of your legal proxy to www.virtualshareholdermeeting.com/DEVS2025SM2 as instructed below.
What am I voting on?
There are three matters scheduled for a vote:
•
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares upon the conversion of Convertible Promissory Notes issuable pursuant to the Securities Purchase Agreement entered into between the Company and Helena Global Investment Opportunities 1 Ltd. (“Helena”), dated July 18, 2025 (the “First Issuance Proposal”);

•
To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares pursuant to the Purchase Agreement between the Company and Helena dated October 29, 2024, as amended on August 4, 2025 (the “Second Issuance Proposal”); and

•
To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Issuance Proposal or Second Issuance Proposal if there are not sufficient votes at the special meeting to approve and adopt the First Issuance Proposal or Second Issuance Proposal (the “Adjournment Proposal”).

What if another matter is properly brought before the Special Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For Proposal 1 (First Issuance Proposal), Proposal 2 (Second Issuance Proposal) and Proposal 3 (Adjournment Proposal), you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Shareholder of Record: Shares Registered in Your Name
If you are a Shareholder of record, you may vote online during the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online during the Special Meeting even if you have already voted by proxy.
•
To vote online during the Special Meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.virtualshareholdermeeting.com/DEVS2025SM2 while the polls are open. In order to vote during the Special Meeting, you will need your virtual control number, which will be on your proxy card.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the virtual control number from your proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on Thursday September 25, 2025 to be counted.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. Please have your enclosed proxy card available when you access the voting website and follow the prompts to vote your shares. Your internet vote must be received by 11:59 p.m. Eastern Time on Thursday September 25, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Special Meeting, you must obtain a legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. In advance of the Special Meeting, you will need to upload or email a copy of the legal proxy from your broker, bank or other agent to www.proxyvote.com in order to vote at the Special Meeting. To vote online during the Special Meeting, you may vote using the link that will be provided on the virtual meeting screen, or you may visit www.virtualshareholdermeeting.com/DEVS2025SM2 while the polls are open. You will need your virtual control number, which will be assigned to you in your confirmation of registration email, in order to vote during the Special Meeting.
Internet proxy voting has been provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each Common Share you own as of August 11, 2025.
If I am a Shareholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a Shareholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Special Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:
•	“For” the First Issuance Proposal;
•	“For” the Second Issuance Proposal; and
•	“For” the Adjournment Proposal.
If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment. If you are a Shareholder entitled to vote at the Meeting, you have the right to appoint a person or company other than the persons designated on the proxy card, who need not be a Shareholder, to attend and act for you and on your behalf at the Special Meeting.
If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
Under stock exchange rules, brokers, banks and other securities intermediaries that are subject to such rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under such rules, but not with respect to “non-routine” matters. In this regard, Proposal 1 (First Issuance Proposal), Proposal 2 (Second Issuance Proposal) and Proposal 3 (Adjournment Proposal) are considered to be “non-routine” under such rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may send a timely written notice that you are revoking your proxy to DevvStream Corp. Attention: Secretary at 2108 N St., Suite 4254, Sacramento, California 95816.
•	You may attend the Special Meeting virtually and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will not be counted towards or against the vote total for Proposal 1 (First Issuance Proposal), Proposal 2 (Second Issuance Proposal) and Proposal 3 (Adjournment Proposal). Broker non-votes will have no effect and will not be counted towards the vote total for Proposal 1 (First Issuance Proposal), Proposal 2 (Second Issuance Proposal) and Proposal 3 (Adjournment Proposal).
What are “broker non-votes”?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on these matters. These un-voted shares are considered as “broker non-votes.” Proposals 1, 2 and 3 are considered to be “non-routine” under stock exchange rules and we therefore do not expect broker non-votes on any of the proposals.
As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve the proposal?
Each of the First Issuance Proposal and the Second Issuance Proposal will be considered to be approved if it receives “For” votes from the holders of not less than two thirds of the votes cast by the Shareholders at the Special Meeting. The Adjournment Proposal, if necessary, will be considered to be approved if it receives “For” votes from the holders of a majority (50% +1) of the votes cast by the Shareholders at the Special Meeting. Broker non-votes will have no effect.

What is the quorum requirement?
A quorum of Shareholders is necessary to hold a valid meeting. A quorum will be present if Shareholders holding no less than one-third of the votes entitled to be cast at the Special Meeting are present online or represented by proxy, irrespective of the number of persons actually present at the Special Meeting. On the record date, there were 3,541,668 shares outstanding and entitled to vote. Thus, the holders of 1,180,556 shares must be present online at the virtual meeting or represented by proxy at the meeting to have a quorum.
Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Shareholders present online at the meeting at the virtual meeting or represented by proxy may adjourn the Special Meeting to another date but may not transact any other business.
How do I ask a question at the Special Meeting?
Only Shareholders of record as of August 11, 2025 may submit questions or comments at the Special Meeting. If you would like to submit a question, you must first register for the Special Meeting at www.virtualshareholdermeeting.com/DEVS2025SM2 by 11:59 p.m. Eastern Time on Thursday, September 25, 2025 and, once you join the meeting, you can type your question in the questions/chat box in the meeting portal.
To help ensure that we have a productive and efficient meeting, and in fairness to all Shareholders in attendance, you will also find posted our rules of conduct for the Special Meeting when you log in prior to the start of the Special Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Special Meeting or our business and that such remarks are respectful of your fellow Shareholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests. Questions will be addressed in the “Question and Answer” portion of the Special Meeting.
What do I do if I have technical difficulties in connection with the Special Meeting?
There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live audio webcast. Please be sure to check in by 9:45 a.m. Pacific Time on September 26, 2025, the day of the meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties while accessing the virtual meeting during check-in or the meeting itself, a technical assistance phone number will be provided on the virtual meeting registration page 15 minutes prior to the start of the meeting.
Will a list of record Shareholders as of the record date be available?
A list of our record Shareholders as of the close of business on the record date will be made available to Shareholders during the meeting. In addition, for the ten days prior to the date of the Special Meeting, the list will be available for examination by any Shareholder of record for a legally valid purpose at our corporate headquarters during regular business hours.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or our future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, our ability to continue as a going concern and to realize the benefits of its recently completed business combination, our ability to remain listed on Nasdaq, our ability to sell Common Shares to Helena pursuant to the ELOC Agreement, and our ability to sell Convertible Notes to Helena pursuant to the Note Purchase Agreement, all of which are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks, uncertainties and factors include, but are not limited to the risks set forth in the Company’s most recent Form 10-K, 10-Q and other SEC filings which are available through EDGAR at WWW.SEC.GOV. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we are under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by law, we do not plan, and assume no obligation, to update or revise these forward-looking statements for any reason, even if new information becomes available in the future Readers should carefully review the statements set forth in filings made by, or to be made by, us from time to time with the SEC and with the Canadian securities regulatory authorities. All subsequent written and oral forward-looking statements concerning /us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements above.
Website addresses referenced in this proxy statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.
REVERSE STOCK SPLIT
On August 8, 2025, we effectuated a one-for-ten reverse stock split of our issued and outstanding Common Shares (the “Reverse Stock Split”). Unless otherwise indicated, share data contained in this proxy statement has been adjusted to reflect the Reverse Stock Split.

PROPOSAL 1

APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF COMMON SHARES UPON THE CONVERSION OF CONVERTIBLE PROMISSORY NOTES ISSUABLE PURSUANT TO THE SECURITIES PURCHASE AGREEMENT ENTERED INTO BETWEEN THE COMPANY AND HELENA GLOBAL INVESTMENT OPPORTUNITIES 1 LTD., DATED JULY 18, 2025
We are seeking shareholder approval, for the purpose of complying with Nasdaq Listing Rule 5635(d), for the issuance of Common Shares upon conversion of the Notes (as defined below) in excess of 19.99% of the Company’s issued and outstanding Common Shares.
Securities Purchase Agreement
On July 18, 2025, the Company entered into a Securities Purchase Agreement (the “Note Purchase Agreement”) with Helena Global Investment Opportunities 1 Ltd. (“Helena”). Pursuant to the Note Purchase Agreement, subject to certain conditions precedent contained therein, the Company may sell to Helena up to an aggregate of $300 million in newly issued senior secured convertible notes (the “Notes”). On July 18, 2025, we consummated the initial closing of $10 million of Notes (the “Initial Tranche”). Thereafter, we may sell additional Notes, in increments of $5 million, to Helena provided we obtain shareholder approval, as discussed below, and that the outstanding Aggregate Principal Amount of all Notes issued under prior tranches is less than $2 million and that we satisfy certain other conditions stipulated by the Note Purchase Agreement. There can be no assurances we will be able to sell the maximum amount of Notes to Helena under the Note Purchase Agreement. See “Risk Factors”.
The Notes are convertible into our Common Shares at the option of the holder at an initial conversion price equal to the lower of $7.722 (which amount has been adjusted to reflect the recent Reverse Stock Split) and (ii) ninety-five percent (95%) of the lowest daily VWAP during the five (5) trading days ending on the date of the delivery of the applicable conversion notice, subject to potential additional adjustments as provided for in the Notes. The Notes have an original issue discount of 8% and, in addition, interest is payable under the Notes at a rate of 8% per annum and is payable, monthly, at the option of the Company in cash, through the issuance of additional Notes or, under certain situations, through the issuance of Common Shares. The Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes). Until such time as the Company’s aggregate acquisition of Digital Assets (as defined below) equals or exceeds $20,000,000 (the “Digital Assets Threshold Amount”), the Notes will be secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and Digital Assets purchased with the proceeds of the Notes, as evidenced by a security agreement (“Security Agreement”). Subject to certain exceptions contained in the Note Purchase Agreement, upon the Company’s achievement of the Digital Assets Threshold Amount, the parties have agreed to amend the terms of the Security Agreement to provide that the Company’s obligations shall thereafter be secured exclusively by the Digital Assets held in the designated collateral control account. The Notes are due on the eighteenth month anniversary of the date of their issuance unless earlier converted or repaid. The Company’s subsidiaries also entered into a Guarantee of the Notes.
Pursuant to the Note Purchase Agreement, we agreed that, within seventy five (75) days of the initial closing date, to hold a special meeting of shareholders providing for the approval of the issuance of Common Shares in excess of 19.99% of the Company’s issued and outstanding Common Shares upon conversion of the Notes, as is required by the rules and regulations of the Nasdaq Stock Market. The Note Purchase Agreement provides that the Notes may not be exercised for an amount in excess of 19.99% of the Company’s outstanding Common Shares on July 18, 2025 unless the shareholder approval is obtained.
Additionally, Helena is not entitled to receive Common Shares upon conversion of the Notes or otherwise to the extent (but only to the extent) such exercise or receipt would cause Helena to become, directly or indirectly, a beneficial owner of a number of Common Shares which exceeds 9.99% of the outstanding Common Shares.
In connection with entering into the Note Purchase Agreement, we entered into a Registration Rights Agreement (the “RRA”). Pursuant to the RRA, we agreed to register for the resale of Common Shares that are issuable upon conversion of the Notes. If the registration statement covering the resale of the s Common Shares is not filed or declared effective by certain dates set forth in the RRA, we will be required to pay the Buyers certain amounts as liquidated damages.

We have agreed, subject to certain exceptions contained in the Note Purchase Agreement, to use 75% of the net proceeds from the sale of Notes (70% of the Initial Tranche) to purchase BTC, Ethereum, Solana or other utility-based digital assets (collectively, “Digital Assets”). In connection with the transaction, the Company has retained BitGo Trust Company, a South Dakota-chartered trust company and registered money services business, to custody its digital asset holdings.
The foregoing descriptions of the Note Purchase Agreement, Note, Security Agreement, Subsidiary Guarantee, and RRA are not complete and are qualified in their entirety by reference to the full text of the Note Purchase Agreement, the Note, the Security Agreement, the Subsidiary Guarantee, and the RRA, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to the Company’s Form 8-K filed with the SEC on July 22, 2025.
Reasons For Proposal No. 1 – Nasdaq Shareholder approval Requirement
We are seeking shareholder approval for Proposal No. 1 because, pursuant to the Note Purchase Agreement, we agreed that, within seventy five (75) days of the initial closing date, we would hold a special meeting of shareholders to obtain the Shareholder approval and because Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Shares (or securities convertible into or exchangeable for Common Shares) equal to 20% or more of the Common Shares or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Shares immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Shares for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Because of Nasdaq Listing Rule 5635(d), the Note Purchase Agreement provides that the Notes may not be exercised for an amount in excess of 19.99% of the Company’s outstanding Common Shares unless Shareholder approval is obtained.
Effects if the First Issuance Proposal Is Approved
If the shareholders approve this proposal, the Company may be able to sell additional Notes to Helena and will be able issue Common Shares to Helena in excess of 19.99% of the Company’s outstanding Common Shares as of July 18, 2025 upon the conversion of Notes by Helena. The Common Shares issuable to Helena would have the same rights and privileges as the shares of the Company’s currently authorized Common Shares. The issuance of such shares will have a dilutive effect on the existing shareholders, including on the voting power and economic rights of the existing shareholders, and may result in a decline in the price of the Company’s Common Shares or in greater price volatility. Assuming the issuance of all the Notes contemplated by the Note Purchase Agreement and the conversion of all such Notes into Common Shares at an exercise price of $7.722 per share, an aggregate of 38,850,038 additional Common Shares will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Shares. See, “Risk Factors”.
Effects if the First Issuance Proposal Is Not Approved
If the shareholders do not approve this proposal, the Company will be unable to raise additional capital by selling Notes to Helena. Pursuant to the Note Purchase Agreement, it is a condition precedent to the issuance of additional Notes to Helena that the Company obtain Shareholder approval. Additionally, Helena will not be permitted to convert Notes into Common Shares in excess of 19.99% of the Company’s outstanding Common Shares as of July 18, 2025 if the Shareholder approval is not obtained. Failure to obtain Shareholder approval will negatively impact the Company’s ability to raise capital, which in turn may negatively impact the Company’s operations and require the Company to obtain alternative financing, which the Company may not be able to do on terms favorable to the Company or at all. The Notes issued in the Initial Tranche, if not converted into Common Shares, mature and must be repaid on January 17, 2027. In such an event, if the Company does not obtain alternative financing, it may not be able to repay the outstanding Notes. In addition, if the Company’s shareholders do not approve this proposal, the Company is required to continue to seek Shareholder approval of this proposal until it obtains such approval. As such, failure to obtain Shareholder approval will require the Company to incur the costs of holding one or more additional shareholder meetings until it obtains such approval. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations.

Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our shareholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our shareholders do not approve the First Issuance Proposal.
Interest of Certain Persons in Matters to Be Acted Upon
No director or executive officer of the Company has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal No. 1 (First Issuance Proposal) that is not shared by all of our other Shareholders.
Vote Required
The First Issuance Proposal will be considered to be approved if it receives “For” votes from the holders of not less than two thirds of the votes cast by the Shareholders at the Special Meeting.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal No. 1 (First Issuance Proposal).

PROPOSAL NO. 2

APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF COMMON SHARES PURSUANT TO THE PURCHASE AGREEMENT BETWEEN THE COMPANY AND HELENA DATED OCTOBER 29, 2024, AS AMENDED ON AUGUST 4, 2025
We are seeking shareholder approval, for the purpose of complying with Nasdaq Listing Rule 5635(d), for the issuance of Common Shares pursuant to the purchase agreement between the Company and Helena dated October 29, 2024, as amended on August 4, 2025 (the “ELOC Agreement”).
On October 29, 2024, we entered into the ELOC Agreement, pursuant to which we have the right to issue and to sell to Helena, from time to time, as provided in the ELOC Agreement, up to $40,000,000 (the “Original Commitment Amount”) of Company’s Common Shares, subject to the conditions set forth therein. The ELOC Agreement provides that we cannot sell shares to Helena in excess of 19.99% of our outstanding Common Shares as of November 6, 2024 unless we receive shareholder approval to do so in with Nasdaq Listing Rule 5635(d). Previously, on June 23, 2025, our Shareholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of the Company’s issued and outstanding Common Shares to Helena pursuant to the ELOC Agreement, up to the Original Commitment Amount. Subsequently, however, on August 4, 2025, the Company and Helena entered into a Second Amendment to the ELOC Agreement (the “ELOC Amendment”) to increase the commitment amount from $40,000,000 to $300,000,000 (the “Increased Commitment Amount”). As such, the Company is now seeking shareholder approval to issue 20% or more of the Company’s issued and outstanding Common Shares on November 6, 2024, up to and including the Increased Commitment Amount.
Pursuant to the ELOC Agreement, the Company may require that Helena purchase Common Shares from the Company by delivering one or more advance notices to Helena setting forth, in each advance notice, the amount of the advance it is requesting, which amount many not exceed an amount equal to lesser of (i) one hundred percent (100%) of the average of the daily value traded of the Common Shares over the ten (10) trading days immediately preceding such advance notice, and (ii) eight million United States Dollars ($8,000,000). Additionally, in no event can we sell to Helena Common Shares to the extent such issuance to Helena would cause Helena to become, directly or indirectly, a beneficial owner of a number of Common Shares which exceeds 9.99% of the outstanding Common Shares.
Promptly after receipt of an advance notice (and, in any event, not later than one (1) trading day after such receipt), the Company is required to issue to Helena all the Common Shares purchased Helena pursuant to such advance. The purchase price for the Common Shares so purchased by Helena pursuant to an advance notice is the lowest intraday sale price for the Common Shares during the three (3) trading days commencing on the date of Helena’s receipt of the Common Shares relating to such advance.
Because the per share purchase price that Helena will pay for Common Shares in connection with any advance notice we have elected to deliver to Helena pursuant to the ELOC Agreement will be determined by reference to the lowest intraday sale price for the Common Shares during the three (3) trading days commencing on the date of Helena’s receipt of the Common Shares relating to such advance, we cannot determine the actual purchase price per share that Helena will be required to pay for any Common Shares that we may elect to sell to Helena under the ELOC Agreement and, therefore, we cannot be certain how many Common Shares, in the aggregate, we may issue and sell to Helena under the ELOC Agreement.
We control the timing and amount of any sales of Common Shares to Helena that we may elect, in our sole discretion, to effect from time to time from and after the commencement date of the ELOC Agreement and during the term of the ELOC Agreement. Actual sales of Common Shares to Helena under the ELOC Agreement will depend on a variety of factors to be determined by us from time to time, including, among other things, market conditions, the trading price of the Common Share and determinations by us as to the appropriate sources of funding for our business and operations.
The right of the Company to deliver an advance notice and the obligations of Helena hereunder with respect to an advance notice are conditioned on the following terms:
1.	the accuracy of the Company’s representations and warranties in the ELOC Agreement;
2.	there is an effective Registration Statement pursuant to which Helena is permitted to utilize the prospectus thereunder to resell the Common Shares purchased by Helena;

3.
the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of all the Common Shares issuable pursuant to such advance notice, or shall have the availability of exemptions therefrom;

4.	no material adverse effect shall have occurred or be continuing;
5.
the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the ELOC Agreement to be performed, satisfied or complied with by the Company including, without limitation, the delivery of all Common Shares issuable pursuant to all previously delivered advance notices;

6.
no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly, materially and adversely affects any of the transactions contemplated by the ELOC Agreement;

7.	the Common Shares are quoted for trading on the Nasdaq and all of the Common Shares issuable pursuant to such advance notice are listed or quoted for trading on the Nasdaq;
8.	the Company shall not have received any written notice that is then still pending threatening the continued quotation of the Common Shares on the Nasdaq;
9.	unless waived by Helena, the Company shall not then be party to any variable rate transaction; and
10.	there shall be a sufficient number of authorized but unissued and otherwise unreserved Common Shares for the issuance of all of the shares issuable pursuant to such advance notice.
Furthermore, the Company does not have the right to deliver an advance notice if any of the following occur:
a.
the Company breaches any representation or warranty in any material respect, or breaches any covenant or other term or condition under the ELOC Agreement or the related registration rights agreement in any material respect, and except in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least three (3) consecutive business days;

b.	if any person commences a proceeding against the Company pursuant to or within the meaning of any bankruptcy law for so long as such proceeding is not dismissed;
c.
if the Company is at any time insolvent, or, pursuant to or within the meaning of any bankruptcy law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or (v) the Company is generally unable to pay its debts as the same become due;

d.
a court of competent jurisdiction enters an order or decree under any bankruptcy law that (i) is for relief against the Company in an involuntary case, (ii) appoints a custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any subsidiary for so long as such order, decree or similar action remains in effect; or

e.	if at any time the Company is not eligible or is unable to transfer its Common Shares to Helena.
Unless earlier terminated pursuant to the ELOC Agreement, the ELOC Agreement terminates automatically on the earliest of (i) the first day of the month next following the 36-month anniversary of the date thereof or (ii) the date on which Helena has made payment all advances pursuant to the ELOC Agreement for Common Shares equal to the Commitment Amount. The Company may terminate the ELOC Agreement effective upon five trading days’ prior written notice to Helena provided that (i) there are no outstanding advance notices, the Common Shares in respect of which has yet to be issued, and (ii) the Company has paid all amounts owed to Helena pursuant to the ELOC Agreement. The ELOC Agreement may be terminated at a time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.
The Company anticipates delivering advance notices under the ELOC Agreement, subject to market conditions, and in light of its capital needs, from time to time and under the limitations contained in the ELOC Agreement. Any proceeds that the Company receives under the ELOC Agreement are expected to be used for working capital and general corporate purposes.

The ELOC Agreement contain customary representations, warranties, conditions, and indemnification obligations of the parties. A copy of the ELOC agreement has been filed as Exhibit 10.6 to the Current Report on Form 8-K filed by the Company with the SEC on October 29, 2024 and a copy of the Second Amendment to the ELOC Agreement has been filed as Exhibit 10.1 to the Current Report on Form 10-K filed by the Company with the SEC on August 4, 2025 to and are available electronically on the SEC’s website at www.sec.gov.
The number of shares of Common Shares ultimately offered for resale by Helena is dependent upon the number of shares of Common Shares, if any, we elect to sell to Helena under the ELOC Agreement.
Reasons For Proposal No. 2 – The Second Issuance Proposal
We are seeking shareholder approval for Proposal No. 2 because, pursuant to the ELOC Agreement, we may not sell Common Shares to Helena in excess of 19.99% of our outstanding Common Shares as of November 6, 2024 and because Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Shares (or securities convertible into or exchangeable for Common Shares) equal to 20% or more of the Common Shares or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Shares immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Shares for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities. Because of Nasdaq Listing Rule 5635(d), the ELOC Agreement provides that we may not sell Common Shares to Helena in excess of 19.99% of the Company’s outstanding Common Shares unless the shareholder approval is obtained.
Effects if the Second Issuance Proposal Is Approved
If the shareholders approve this proposal, the Company will be able to issue Common Shares in excess of 19.99% of the Company’s outstanding Common Shares. The Common Shares issuable to Helena would have the same rights and privileges as the shares of the Company’s currently authorized Common Shares. The issuance of such shares will have a dilutive effect on the existing shareholders, including on the voting power and economic rights of the existing shareholders, and may result in a decline in the price of the Company’s Common Shares or in greater price volatility. Assuming the issuance of all the Common Shares under the ELOC Agreement, and assuming an exercise price of $3.50, an aggregate of 86,226,202 additional Common Shares will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. As of August 4, 2024, the Company has approximately 3.3 million shares outstanding. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Shares. See, “Risk Factors”
Effects if the Second Issuance Proposal Is Not Approved
If the shareholders do not approve this proposal, the Company will be unable to raise additional capital by selling Common Shares to Helena pursuant to the ELOC Agreement in excess of the Original Commitment Amount. This may negatively impact the Company’s ability to raise capital, which in turn may negatively impact the Company’s operations and require the Company to obtain alternative financing, which the Company may not be able to do on terms favorable to the Company or at all. Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our shareholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our shareholders do not approve the Second Issuance Proposal.
Interest of Certain Persons in Matters to Be Acted Upon
No director or executive officer of the Company has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal No. 2 (Second Issuance Proposal) that is not shared by all of our other Shareholders.
Vote Required
The Second Issuance Proposal will be considered to be approved if it receives “For” votes from the holders of not less than two thirds of the votes cast by the Shareholders at the Special Meeting.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal No. 2 (Second Issuance Proposal).

PROPOSAL NO. 3

APPROVAL OF ADJOURNMENT PROPOSAL
General
In addition to the First Issuance Proposal and Second Issuance Proposal, our Shareholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Issuance Proposal and Second Issuance Proposal if there are insufficient votes at the time of such adjournment to approve and adopt the First Issuance Proposal or the Second Issuance Proposal. If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, Shareholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.
Interest of Certain Persons in Matters to Be Acted Upon
No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal No. 3 (Adjournment Proposal) that is not shared by all of our other Shareholders.
Vote Required
The Adjournment Proposal, if necessary, will be considered to be approved if it receives “For” votes from the holders of a majority (50% +1) of the votes cast by the Shareholders at the Special Meeting. Broker non-votes will have no effect.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal No. 3 (Adjournment Proposal).

RISK FACTORS
The following risk factors, together with the other information in this proxy statement, should be carefully considered before deciding whether to vote to approve the First Issuance Proposal and the Second Issuance Proposal as described in this proxy statement. In addition, shareholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks regarding the proposals that we currently believe are the material risks of which our shareholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.
Risks related to the Securities Purchase Agreement, Equity Line of Credit Agreement and our Digital Strategy
Helena will pay less than the then-prevailing market price for our Common Shares.
Pursuant to the ELOC Agreement, as amended, the Company has the right to issue and to sell to Helena from time to time, as provided in the ELOC Agreement, up to $300,000,000 of Company’s Common Shares, subject to the conditions set forth therein. The purchase price for the Common Shares purchased by Helena under the ELOC Agreement is the lowest intraday sale price for the Common Shares during the three (3) trading days commencing on the date of Helena’s receipt of the Common Shares relating to such advance. Additionally, the Notes sold to Helena pursuant to the Note Purchase Agreement are convertible into Common Shares, at the option of Helena, based upon a conversion price equal to the lower of (i) $7.722 and (ii) ninety-five percent (95%) of the lowest daily volume weighted average price of the Common Shares during the five (5) trading days ending on the date that Helena delivers a conversion notice. Under both the ELOC Agreement and the Note Purchase Agreement, Helena has a financial incentive to sell our Common Shares immediately upon receiving the shares so as to realize the profit equal to the difference between the discounted price and the market price. If Helena sells the Common Shares that it owns, the price of our Common Shares could decrease. If our stock price decreases, Helena may have a further incentive to sell our Common Shares, which may further impact on our stock price.
It is not possible to predict the actual number of our Common Shares, if any, we will sell under the ELOC Agreement to Helena or the gross proceeds we will receive from such sales.
We generally have the right to control the timing and amount of any sales of our Common Shares to Helena under the ELOC Agreement. Sales of our Common Shares, if any, to Helena under the ELOC Agreement will depend upon market conditions and other factors to be determined by us. Because the purchase price per share of our Common Shares to be paid by Helena will fluctuate based on the market price of the our Common Shares at the time we elect to sell our Common Shares, if any, to Helena pursuant to the ELOC Agreement, it is not possible for us to predict prior to any such sales the number of our Common Shares that we will sell to under the ELOC Agreement, the purchase price per share that Helena will pay for our Common Shares purchased from us under Helena Purchase Agreement, or the aggregate gross proceeds that we will receive from those purchases by Helena under the ELOC Agreement. The number of our Common Shares ultimately offered for resale by Helena is dependent upon the number of our Common Shares, if any, we ultimately elect to sell to Helena under the ELOC Agreement. Helena may resell all, some or none of such shares at any time or from time to time in its sole discretion and at different prices. Any issuance and sale by us under the ELOC Agreement and the resale by Helena of a substantial amount of our Common Shares will cause dilution to our shareholders, which dilution may be substantial.
It also is not possible to predict the actual number Helena Convertible Notes we will sell to Helena under the Note Purchase or the number of Common Shares Helena will sell upon conversion of the Notes.
The Helena Purchase Agreement provides for an initial closing of $10 million of Helena Convertible Notes. Thereafter, subsequent closings may occur, in increments of $5 million, provided that the outstanding Aggregate Principal Amount of all Helena Convertible Notes issued under prior tranches is less than $2 million and certain other conditions stipulated by the Purchase Agreement are satisfied, of which there can be no assurances. The additional closing conditions include (1) that for each Trading Day in the 30-calendar day period immediately preceding such Closing Date the daily traded volume of the Common Shares on the Trading Market shall be in excess of $500,000.00, (2) our shareholders have approved the issuance to Common Shares to Helena in excess of 19.99% of our outstanding shares at the time we closed the Helena Purchase Agreement, and (3) the Common Shares issuable upon the conversion of the Helena Convertible Notes may be resold without a legend pursuant to an effective registration statement or pursuant to Rule 144 under the 1933 Act. We may not be able to satisfy all such condition, in which event we may not be able to sell any further Notes to Helena. Furthermore, it is not possible to predict the amount or the timing of the future sales of Notes to Helena. Additionally, even if we do sell additional Notes to Helena, we cannot predict if and when Helena will elect to convert the Notes into Common Shares or if and when Helena will elect to resell the underlying Common Shares. Helena may resell all, some or none of such shares at any time or from time to time in its sole discretion and at different prices. Any conversion of the Notes and the resale by Helena of a substantial amount of our Common Shares will cause additional dilution to our shareholders, which dilution may be substantial. The number of our Common Shares ultimately offered for sale by Helena is dependent, in part, upon the number of Notes we ultimately sell to Helena under the Helena Note Purchase Agreement.
The sale and issuance of our Common Shares to Helena will cause dilution to our existing securityholders, and the resale of our Common Shares acquired by Helena, or the perception that such resales may occur, could cause the price of our Common Shares to decrease.
The purchase price per share to be paid by Helena for our Common Shares that we elect to sell to Helena under the ELOC Agreement, if any, will fluctuate based on the market prices of our Common Shares at the time we elect to sell our Common Shares to Helena pursuant to the ELOC Agreement. Similarly, the conversion price of the Notes we elect to sell to Helena will depend upon the volume weighted average price of the Common Shares during the five (5) trading days ending on the date that Helena delivers a conversion notice to us. Depending on market liquidity at the time, resales of such our Common Shares by Helena may cause the trading price of our Common Shares to decrease, and any such decrease could be substantial. Issuances of Common Shares by us to Helena, either under the ELOC Agreement or upon conversion of Notes, will result in dilution to the interests of existing holders of our Common Shares, which dilution may be substantial. Additionally, the sale of a substantial number of our Common Shares to Helena, or the anticipation of such sales, could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.
We may not have access to the full amount available under the Securities Purchase Agreement or ELOC Agreement.
There are certain conditions to our ability to sell shares under the Note Purchase Agreement and the ELOC Agreement, including registering the resale of the shares of Common Shares issuable pursuant to such agreements. If we are unable to satisfy the conditions precedent to our ability to sell the shares of Common Shares under the Note Purchase Agreement or ELOC Agreement, we may not be able to receive any or all of the proceeds from such agreements.
The Notes issued pursuant to the Note Purchase Agreement are secured obligations of our company.
The Notes issued pursuant to the Note Purchase Agreement will rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes) and are secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Notes and shares pursuant to the Note Purchase Agreement. If we default on our obligations under the Notes, it could have a material adverse effect on our business and operations.
Servicing our indebtedness, including the Notes, may require a significant amount of cash, and the restrictive covenants contained in the documents that govern our indebtedness could adversely affect our business plan, liquidity, financial condition, and results of operations.
Unless converted into Common Shares, we will be required to repay the Notes in cash. The Notes are due on the eighteenth month anniversary of the date of issuance unless earlier converted or repaid. Our ability to make payments in cash depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. Currently, if the Notes are not converted into Common Shares, we do not anticipate being able to pay the Notes on their maturity in cash, unless we obtain additional financing, of which there can be no assurances. In addition, the Notes contain, and any future indebtedness may contain, restrictive covenants, including financial covenants. These payment obligations and covenants could have important consequences on our business. In particular, they could:
•	require us to dedicate a substantial portion of our cash flow from operations to payments on our indebtedness;

•
limit, among other things, our ability to borrow additional funds and otherwise raise additional capital, and our ability to conduct acquisitions, joint ventures or similar arrangements, as a result of our obligations to make such payments and comply with the restrictive covenants in the indebtedness;

•	limit our flexibility in planning for, or reacting to, changes in our businesses and the industries in which we operate;
•	increase our vulnerability to general adverse economic and industry conditions; and
•	place us at a competitive disadvantage compared to our competitors that have lower fixed costs.
If we are unable to make required payments under the Notes, it would cause a default of the Notes. Any such default may further result in an event of default and acceleration of our other indebtedness. In such event, or if a default otherwise occurs under our indebtedness, including as a result of our failure to comply with the financial or other covenants contained therein, the holders of our indebtedness could require us to immediately repay the outstanding principal and interest on such indebtedness in cash, in some cases subject to a premium. Furthermore, the Notes rank senior to all outstanding and future indebtedness of the Company and its subsidiaries (subject to certain exceptions contained in the Notes) and is secured by a first priority perfected security interest in all of the existing and future assets of the Company and its direct and indirect subsidiaries, including all of the capital stock of each of the subsidiaries and the cryptocurrency purchased with the proceeds of the Notes as well as any shares under the Securities Purchase Agreement. Accordingly, the holders of the Notes could foreclose on their security interests in our assets.
If we are required to make payments under our indebtedness in cash and are unable to generate sufficient cash flow from operations, we may be required to sell assets, or we may seek to refinance the remaining balance, by either refinancing with the holder of the indebtedness, by raising sufficient funds through a sale of equity or debt securities or by obtaining a credit facility. No assurances can be given that we will be successful in making the required payments under our indebtedness, or in refinancing our obligations on favorable terms, or at all. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at such time. A failure to refinance could have a material adverse effect on our liquidity, financial position, and results of operations. Should we refinance, it could be dilutive to shareholders or impose onerous terms on us.
Regulatory uncertainty surrounding digital assets, including potential classification as securities and the risk of investment company status, could adversely affect our business, financial condition, and results of operations.
Digital assets, such as Bitcoin and other blockchain-based tokens and protocols, are relatively novel, and the application of U.S. federal and state securities laws, the Investment Company Act of 1940, as amended (the “1940 Act”), and other legal and regulatory frameworks to such assets remains unsettled. While proposed legislation—such as the Digital Asset Market Clarity Act of 2025—seeks to establish a more definitive framework for distinguishing between digital commodities and digital securities and to clarify the jurisdictional boundaries between the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC), such legislation has not yet been enacted and remains subject to change. As a result, the regulatory treatment of digital assets continues to involve significant uncertainty.
Regulators in the United States or in foreign jurisdictions may interpret or enforce existing laws and regulations in ways that adversely affect the classification, transferability, or value of digital assets, or may adopt new laws or pursue enforcement or judicial actions that materially impact digital asset markets. If any digital assets we hold or acquire are later determined to constitute securities under applicable law, we could become subject to additional regulatory obligations or restrictions, including under the federal securities laws and the 1940 Act.
In particular, adopting or expanding a digital asset treasury strategy could increase the risk that we may be deemed an “investment company” under the 1940 Act. Under Sections 3(a)(1)(A) and (C) of the 1940 Act, a company generally is deemed to be an investment company if it is engaged primarily in the business of investing, reinvesting, or trading in securities, or if more than 40% of the value of its total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis consists of investment securities. We do not believe that we are an investment company under the 1940 Act and are not currently registered as such. However, if digital assets we hold are deemed to be securities and comprise a significant portion of our total assets, we could fall within the scope of the 1940 Act and be required to register as an investment company, unless an exemption or exclusion is available.
To avoid classification as an investment company, we monitor our asset composition and income and may be required to take responsive actions, including disposing of digital assets that we might otherwise hold for the long term, deploying capital into non-investment assets, incurring additional debt, issuing equity, or entering into other financing arrangements that may not be favorable to our business. These measures could be costly, disruptive, or executed under unfavorable market conditions, and there is no assurance that they would be successful in enabling us to remain outside the scope of the 1940 Act. If we are ultimately required to register as an investment company, the resulting regulatory burdens could materially and adversely affect our business model, operations, and the market value of our Common Shares.
In addition, the evolving regulatory environment surrounding digital assets has introduced complications related to insurance coverage and market perception. For example, our engagement in digital asset activities may result in increased costs for director and officer liability insurance or limit our ability to obtain such coverage on acceptable terms. Further regulatory developments—whether through legislation, rulemaking, enforcement, or judicial decisions—could continue to impose operational, legal, and financial risks that adversely impact our digital asset strategy and broader business performance.
Our financial results and the market price of our Common Shares may be affected by the prices of the assets held in our digital asset portfolio, and evolving accounting standards may increase earnings volatility and reporting complexity.
As part of our capital allocation strategy for assets not required for working capital, we intend to invest in digital assets, including Bitcoin, Solana, and other utility-oriented crypto tokens. The prices of these digital assets have historically experienced significant volatility and fluctuations, which could materially impact the fair value of our portfolio and cause substantial variability in our reported earnings. Under current U.S. generally accepted accounting principles (“GAAP”) and the recently adopted Accounting Standards Update No. 2023-08, certain crypto assets must be measured at fair value with changes in fair value recognized in net income. This accounting treatment may cause significant volatility in our financial results from period to period, even if we do not sell any digital assets.
Additionally, certain crypto assets we hold may not qualify for fair value measurement and instead are accounted for as indefinite-lived intangible assets, subject only to impairment losses with no recognition of subsequent increases in fair value until sold. The application of GAAP to crypto assets is evolving and remains subject to interpretation and possible changes, which could require retrospective adjustments or impact our financial statements in the future. The valuation of digital assets requires significant judgment and the use of third-party pricing sources, which may be subject to error or dispute.
If investors view the value of our Common Shares as linked to our digital asset holdings, fluctuations in the value of these assets may significantly influence the market price of our Common Shares. A decline in our digital asset portfolio value could adversely affect the market price of our Common Shares and our financial results, which in turn could impact the conversion of the Notes. If the market price of our Common Shares declines and conversion does not occur, we may be required to repay the Notes in cash. Furthermore, to the extent the value of the Notes exceeds the value of the digital assets held as collateral, we may need to obtain additional financing, which may not be available on acceptable terms or at all.
There can be no assurance that our investment strategy involving digital assets will achieve its intended financial or risk management objectives. We may incur unexpected losses, increased volatility in reported earnings, or adverse regulatory or accounting consequences as a result of this strategy.
We face potentially complex and uncertain taxation risks related to our investments in Digital Assets.
The tax treatment of utility digital assets and other crypto assets is complex, evolving, and may be uncertain or subject to differing interpretations by taxing authorities globally and in the United States. The Internal Revenue Service (“IRS”) and other tax authorities have issued limited guidance specifically addressing the classification, reporting, and taxation of transactions involving utility tokens, including their acquisition, holding, use, and disposition. As a result, we may be subject to adverse tax consequences, including but not limited to: unexpected tax liabilities; additional tax reporting obligations; withholding taxes; penalties and interest for noncompliance; and the risk of audits or disputes with tax authorities regarding the timing, amount, or character of income, gain, loss, or deduction related to our digital asset holdings. Furthermore, changes in tax laws, regulations, or enforcement policies could increase our tax burden or affect the tax efficiency of our investment strategy. Such changes could also require us to modify our investment, accounting, or operational practices, potentially resulting in increased costs or reduced returns. There can be no assurance that tax authorities will not challenge the tax treatment of our digital asset holdings or that such challenges would not have a material adverse effect on our financial condition, results of operations, or cash flows.
We face risks relating to the custody of our tokens, including the loss or destruction of private keys required to access our tokens and cyberattacks or other data loss relating thereto, including smart contract related losses and vulnerabilities.
We hold our digital tokens with a single regulated custodian that has duties to safeguard our private keys. In light of the significant amount of digital assets that may potentially hold, we may need to engage additional custodians to achieve a greater degree of diversification in the custody of our tokens as the extent of potential risk of loss is dependent, in part, on the degree of diversification. However, multiple custodians may utilize similar wallet infrastructure, cloud service providers or software systems, which could increase systemic technology risk.
If there is a decrease in the availability of digital asset custodians that we believe can safely custody our tokens, for example, due to regulatory developments or enforcement actions that cause custodians to discontinue or limit their services in the United States, we may need to enter into agreements that are less favorable than our current agreements or take other measures to custody our digital assets, and our ability to seek a greater degree of diversification in the use of custodial services would be materially adversely affected. While we will conduct due diligence on our custodians and any smart contract platforms we may use, there can be no assurance that such diligence will uncover all risks, including operational deficiencies, hidden vulnerabilities or legal noncompliance.
Currently, any insurance that covers losses of our digital asset holdings may be insufficient to fully cover any potential losses, and there can be no guarantee that such insurance will be maintained as part of the custodial services we have or that such coverage will cover losses with respect to our holdings. To the extent the private keys for the custodial wallet holding our digital assets are lost, destroyed, or otherwise compromised and no backup of the private key(s) is accessible, neither we nor our custodians will be able to access the assets held in the related digital wallet. Furthermore, we cannot provide assurance that the digital wallets of our custodians held on our behalf will not be compromised as a result of a cyberattack. Digital assets and blockchain technologies have been, and may in the future continue to be, subject to security breaches, cyberattacks, or other malicious activities.
As part of our treasury management strategy, we may engage in staking, restaking, or other permitted activities that involve the use of “smart contracts” or decentralized applications. The use of smart contracts or decentralized applications entails certain risks including risks stemming from the existence of an “admin key” or coding flaws that could be exploited, potentially allowing a bad actor to issue or otherwise compromise the smart contract or decentralized application, potentially leading to a loss of our tokens. Like all software code, smart contracts are exposed to risk that the code contains a bug or other security vulnerability, which can lead to loss of assets that are held on or transacted through the contract or decentralized application. Smart contracts and decentralized applications may contain bugs, security vulnerabilities or poorly designed permission structures that could result in the irreversible loss of our digital assets.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s Common Shares as of August 11, 2025:
•	each person known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding common shares;
•	each of Company’s executive officers and directors; and
•	all of the Company’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options and warrants, within 60 days. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company. The Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is 2108 N St., Suite 4254 Sacramento, CA 95816. The percentage of beneficial ownership of the Company is calculated based on 3,541,668 Common Shares issued and outstanding.

Name and Address of Beneficial Owners	Number of Common Shares	% of Total Voting Power
Wray Thorn(8)	—	—
Carl Stanton(8)	—	—
Sunny Trinh(1)	102,966	2.85%
Stephen Kukucha(2)	6,499	*
Chris Merkel(3)	4,827	*
David Goertz(4)	3,709	*
Michael Max Buhler(5)	3,211	*
Jamila Piracci(6)	3,899	*
All directors and officers as a group (nine individuals)	125,111	3.44%
Five Percent Holders:
Devvio, Inc.(7)	720,164	20.28%
Focus Impact Sponsor, LLC(8)	2,002,932	40.16%
*	Less than 1%
1.
Consists of 88,701 restricted stock units granted on December 24, 2021 and March 14, 2022. 10% of the restricted stock units vested on January 17, 2023, and 15% of the restricted stock units vest every six months thereafter for a period of 36 months. Also consists of 3,931 restricted stock units granted on July 30, 2024. 10% of the restricted stock units vest on the six-month anniversary of the grant date and 15% of the restricted stock units vest every six months thereafter for a period of 36 months. Also, consists of 30,586 restricted stock units granted on March 26, 2025. 21,410 restricted stock units vested on the grant date, a further 4,588 restricted stock units vest on July 17, 2025 and January 17, 2026. Each restricted stock unit represents the right to receive, at settlement, one Common Share.

2.
Consists of 4,588 stock options granted on March 1, 2022 and of 3,058 options granted on October 14, 2022. 10% of the options vested on January 17, 2023 and 15% of the options vest every six months thereafter.

3.
Consists of 4,588 restricted stock units granted on December 24, 2021. 10% of the restricted stock units vested on January 17, 2023 and 15% of the restricted stock units vest every six months thereafter. Also consists of 2,320 restricted stock units granted on July 30, 2024. 10% of the restricted stock units vest on the six-month anniversary of the grant date and 15% of the restricted stock units vest every six months thereafter for a period of 36 months. Each restricted stock unit represents the right to receive, at settlement, one Common Share. Also, consists of 35,000 stock options granted on March 26, 2025. 33.3% of the options vest on the one year anniversary of the grant, 2.78% vest each month thereafter for a period of 36 months.

4.
Consists of 3,058 restricted stock units granted on December 24, 2021. 10% of the restricted stock units vested on January 17, 2023 and 15% of the restricted stock units vest every six months thereafter. These restricted stock units were granted to DJG Enterprises Inc. (“DJG”). Mr. Goertz is the sole director of DJG and as a result, may be deemed to indirectly beneficially own the common shares issuable upon exercise of the restricted stock units that are directly beneficially owned by DJG. Mr. Goertz disclaims beneficial ownership other than to the extent of any pecuniary interest he may have therein. The business address of

DJG is 1500 - 1140 West Pender Street, BC V6E 4G1. Also consists of 2,776 restricted stock units granted on July 30, 2024. 10% of the restricted stock units vest on the six month anniversary of the grant date and 15% of the restricted stock units vest every six months thereafter for a period of 36 months. Each restricted stock unit represents the right to receive, at settlement, one Common Share. Also, consists of 5,000 stock options granted on March 26, 2025. 33.3% of the options vest on the one year anniversary of the grant, 2.78% vest each month thereafter for a period of 36 months.
5.	Consists of 4,588 stock options granted on May 15, 2023. 10% of the options vested on May 15, 2023 and 15% of the options vest every six months thereafter.
6.	Consists of 4,588 stock options granted on October 14, 2022. 10% of the options vested on January 17, 2023 and 15% of the options vest every six months thereafter.
7.
Consists of (i) 711,142 common shares issued to Devvio, Inc. (“Devvio”) in exchange for multiple voting company shares of DevvStream in connection with the closing of the Business Combination, (ii) 7,646 stock options granted on January 17, 2022. 10% of the options vested on January 17, 2023 and 15% of the options vest every six months thereafter, and (iii) 2,146 Common Shares issuable upon the conversion of several Convertible Notes (as defined below) (subject to adjustment and assuming no conversion of any unpaid and accrued interest under the Convertible Notes). The business address of Devvio is 6300 Riverside Plaza Ln NW, Suite 100, Albuquerque, NM 87120.

8.
Consist of (i) 557,289 Common Shares held of record by Focus Impact Sponsor, LLC, the reporting person, (ii) 1,085,504 Common Shares issuable upon the exercise for cash of 1,120,000 private placement warrants held by the reporting person, each whole warrant is exercisable for 0.9692 Common Shares upon payment of $15.20 per share or can be exercised on a cashless basis (the “Private Placement Warrants”), as further described in the warrant agreement, dated November 1, 2021, by and between the Company (as successor of Focus Impact Acquisition Corp.) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), and (iii) 360,139 Common Shares issuable upon the conversion of the conversion of $3,000,000 of the principal amount outstanding under Convertible Notes (as defined below) at a floor price of $8.67 per share (subject to adjustment and assuming no conversion of any unpaid and accrued interest under the Convertible Notes). The $3,000,000 of 5.3% convertible notes issued to the reporting person on November 13, 2024 have a maturity date that is 2 years from November 13, 2024 (the “Convertible Notes”). The $3,000,000 principal loan amount and any additional accrued and unpaid interest under the Convertible Notes are convertible into Common Shares at a 25% discount to the issuer's 20-day volume weighted average share price, subject to a floor price of $0.867 per share.

The reporting person, Focus Impact Sponsor, LLC, is controlled by a four-member board of managers composed of Carl Stanton, Ernest Lyles, Howard Sanders and Wray Thorn. Each manager has one vote, and the approval of a majority of the managers is required to approve an action of the reporting person. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity's securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity's securities. This is the situation with regard to the reporting person. Based upon the foregoing analysis, no individual manager of the reporting person exercises voting or dispositive control over any of the securities held by the reporting person, even those in which such manager holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such securities. The business address of the reporting person is 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for meeting materials with respect to two or more shareholders sharing the same address by delivering a single meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are DEVS shareholders will be “householding” the Company’s Proxy Materials. A single copy of Proxy Materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or us. Direct your written request DevvStream Corp. Attention: Secretary at 2108 N St., Suite 4254, Sacramento, California 95816. Shareholders who currently receive multiple copies of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
ADDITIONAL INFORMATION
Additional information concerning the Company is available via the Internet on EDGAR in the United States and SEDAR+ in Canada, which may be accessed at www.sec.gov or www.sedarplus.com or may be obtained by a Shareholder upon request without charge from the Company’s Chief Financial Officer by email at info@devvstream.com. Financial information about the Company is provided in the Company’s audited financial statements for the year ended July 31, 2024, together with the Management’s Discussion and Analysis thereon, copies of which can be found on sec.gov.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
Sunny Trinh
Dated: August 22, 2025

DEVVSTREAM CORP. 2108 N STREET, SUITE 4254 SACRAMENTO, CA 95816	SCAN TO VIEW MATERIALS & VOTE
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 25, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/DEVS2025SM2
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 25, 2025. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V77666-S19836	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DEVVSTREAM CORP.
A. PROPOSALS – The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
Proposal 1: (First Issuance Proposal): To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares upon the conversion of Convertible Promissory Notes issuable pursuant to the Securities Purchase Agreement entered into between the Company and Helena Global Investment Opportunities 1 Ltd., dated July 18, 2025.

☐ For	☐ Against	☐ Abstain

Proposal 2: (Second Issuance Proposal): To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of Common Shares pursuant to the Purchase Agreement between the Company and Helena dated October 29, 2024, as amended on August 4, 2025.

☐ For	☐ Against	☐ Abstain

Proposal 3: (Adjournment Proposal): Approval of the adjournment of the Special Meeting in the event that the number of Common Shares present or represented by proxy at the Special Meeting and voting “FOR” the adoption of Proposal 1 (First Issuance Proposal) and Proposal 2 (Second Issuance Proposal) are insufficient to authorize the First Issuance Proposal or the Second Issuance Proposal.

☐ For	☐ Against	☐ Abstain

Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.
V77667-S19836
DEVVSTREAM CORP.
SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 26, 2025 10:00 AM, PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The shareholder(s) hereby appoint(s) Sunny Trinh and Chris Merkel, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of DEVVSTREAM CORP. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 10:00 AM, PT on September 26, 2025, at the www.virtualshareholdermeeting.com/DEVS2025SM2 and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
(Continued and to be marked, dated and signed on reverse side)